SUNAMERICA EQUITY FUNDS

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

Supplement to the Prospectus Dated January 27, 2005

In the section titled “Fund Management”, under the heading “Advisers”, the disclosure with respect to Brian Clifford of AIG SunAmerica as portfolio manager is replaced in its entirety with the following:

“The SunAmerica Growth Opportunities Fund and the SunAmerica New Century Fund (the “Funds”) are advised by SunAmerica. A team of SunAmerica investment professionals are responsible for the day-to-day management of the Funds. This team is overseen by Tim Pettee, Chief Investment Officer and Senior Vice-President of AIG SunAmerica and Lead Portfolio Manager to the Funds. Mr. Pettee is responsible for managing the team which consists of other co-portfolio managers and research analysts; he also has primary investment discretion for the Funds. The other members of Mr. Pettee’s team are Andrew Sheridan, Brendan Voege, Allison Larkin, Dawn Schuchman, Soraya Benitez and Ben Barrett. These six members of Mr. Pettee’s team are primarily responsible for research and making recommendations in regards to the selection of securities. Mr. Pettee is the only person who has actual discretion over the purchase and sale of securities on behalf of the Funds. Please see below for additional information on each of the team members:

Tim Pettee

Senior Vice-President, Chief Investment Officer and Portfolio Manager

Mr. Pettee joined SunAmerica in January 2003 as Chief Investment Officer. He chairs SunAmerica’s portfolio policy committee and is Director of Research. He has held numerous management, research and investment positions during his 23-year financial services industry career. Prior to SunAmerica, Mr. Pettee was executive vice president and global director of research for Schroder Investment Management, where he oversaw a team of more than 80 analysts and managed a U. S. large-cap portfolio product group. From January 1998 to November 2000, he was director of research with U.S. Trust Co. of New York and co-managed that firm’s small-cap portfolio and research core products. He also held several positions in research and portfolio management at Alliance Capital Management from January 1990 through January 1998. Mr. Pettee began his career as a sell-side research analyst focusing on the U.S. airline sector and was named to the Institutional Investor “All-American Team” rankings in the 1980s. Mr. Pettee graduated from Boston University in May 1980 with a B.A. in economics.

Andrew Sheridan

Mr. Sheridan joined AIG SunAmerica in 2003 and is a portfolio manager of the SunAmerica Focused Technology Fund and the Seasons Series Trust Focused Technet Portfolio. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the AIG SunAmerica research team, covering the technology industry. His analysis seeks out stocks offering potential growth at a reasonable price. Prior to joining AIG SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. He received his BA from St. Lawrence University and his MBA from the Anderson School of Management at the University of California at Los Angeles.

Brendan Voege

Mr. Voege is a quantitative and portfolio analyst at AIG SunAmerica Asset Management. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. Between 1998-2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the CFA Charter designation.

Allison Larkin

Ms. Larkin joined AIG SunAmerica Asset Management in April 2004 to cover healthcare stocks, which includes pharmaceuticals, biotech and services stocks. In addition to her research responsibilities, Ms. Larkin is also the portfolio manager of the SunAmerica Biotech/Health 30 Fund. Ms. Larkin has over 15 years experience in the healthcare industry including sales and marketing positions with Merck and business development positions with Wyeth Pharmaceuticals. More recently, between 2000 and 2004, she worked at Schroder Investment Management where she was the senior U.S. healthcare analyst and co-manager of Schroder Medical Discovery Fund, a London-listed global healthcare fund. Ms. Larkin received an MBA from New York University and a B.A. from Ursinus College.

Dawn Schuchman

Ms. Schuchman joined AIG SunAmerica Asset Management in late 2004 as a vice president and senior research analyst specializing in the Consumer Discretionary and Consumer Staples sectors. Ms. Schuchman has over 12 years of investment and industry experience focusing on the retail sector. Prior to joining AIG SunAmerica Asset Management, Ms. Schuchman was a director of CIBC World Markets covering the specialty retail segment. Additionally, Ms. Schuchman held research positions at the Segalas Group and Lynch & Mayer, two hedge funds, where she produced long/short consumer recommendations in the Small-Cap and Mid-Cap Growth categories. Ms. Schuchman received a B.S. in Business Administration from the University of Richmond and is a CFA Level II candidate.

Soraya Benitez

Ms. Benitez is a junior analyst at AIG SunAmerica covering the telecommunications, electronic manufacturing services (EMS), imaging technology, and electronic equipment manufacturing segments. Ms. Benitez joined AIG SunAmerica Asset Management in June 2003 as a performance analyst and portfolio associate in the Investment department. Prior to joining AIG SunAmerica Ms. Benitez was financial officer at U.S. Trust Co., working in the research department where she worked with a team of analysts covering the telecommunications and automotive industries. Ms. Benitez holds a bachelor’s degree in Business Administration from Baruch College.

Ben Barrett

Mr. Barrett joined AIG SunAmerica in July 2005 as a vice president and research analyst specializing in the Media and Telecom Services sectors. Mr. Barrett has over six years investment experience and has held similar positions at ING Investment Management and Banc of America Securities. In addition, Mr. Barrett was an economic research assistant to the U.S. Senate Committee of Finance and was a legislative assistant to Senator Patrick Moynihan. Mr. Barrett received a B.A. from Middlebury College and an M.B.A. from Columbia University.

RE: October 18, 2005